UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2013

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On January 10, 2013, Merilee Raines, our Executive Vice President and Chief Financial Officer, announced her intention to retire from the Company after 28 years of service. Ms. Raines will remain with the Company through its Annual Meeting of Stockholders, which will be held on May 8, 2013, to assist in transition. The Company has commenced a search for Ms. Raines’ successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: January 16, 2013	By:	/s/ Jonathan W. Ayers
Jonathan W. Ayers
Chairman, President, and Chief Executive Officer

3